UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22933

Date of Notification: September 29, 2020

2. Exact name of Investment Company as specified in registration statement:

Griffin Institutional Access Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Randy Anderson
Randy Anderson
Secretary

GRIFFIN INSTITUTIONAL ACCESS ® REAL ESTATE FUND	FALL 2020
Investor Update

Class A Shares (NASDAQ: GIREX)
Inception Through 8/31/20 [1]
Performance[2]
Cumulative Return	37.96%
Annualized Return	5.36%
Positive Returns[2]
22 out of 24 quarters
Standard Deviation	3.12%[2]
The Fund’s Standard Deviation (a measure of volatility/risk) was 3.12%—more than four times less than the S&P 500 over the same period.[2,4]
Sharpe Ratio	1.41[2]
Alpha	3.02% [2,3]
Beta	0.11 [2,3]
Private Fund Diversification[5]
(as of 7/1/20)
Approximately $219B Gross Asset Value
3,475 investments diversified by sector, geography, and manager

Randy I. Anderson,
Ph.D., CRE

President

Griffin Capital
Asset Management
Company, LLC

Portfolio Manager &
Founding Partner
Griffin Institutional
Access Real Estate Fund

September 29, 2020

Dear Fellow Shareholders:

We are pleased to present the Fall 2020 Investor Update for Griffin Institutional Access® Real Estate Fund (the “Fund”). We greatly appreciate the support of our shareholders and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014 through August 31, 2020, the Fund’s load-waived Class A shares (NASDAQ: GIREX) generated a(n):

●	Total cumulative return of 37.96% and a 5.36% annualized return[2]
●	Sharpe ratio of 1.41 [2]
●	Standard deviation of 3.12%, which matches the standard deviation of the Bloomberg Barclays U.S. Aggregate Bond Index[2]
●	Alpha of 3.02% [2,3]
●	Beta of 0.11 [2,3]

Moving into the second half of 2020, we are focused on the velocity of the economic recovery. It appears, as of the date of this letter, that we have navigated beyond the most draconian economic scenarios as COVID-19 (coronavirus) infection rates are slowing relative to what we observed in the first half of the year, and lockdown measures are relaxing across many parts of the country. The global scientific community has focused their attention and resources on developing effective therapeutics and vaccines, which are moving through the trial and approval process at an unprecedented pace. It is widely speculated that an effective vaccine will be broadly distributed by the first half of 2021. This development will undoubtedly lead to a normalization of business activity and most likely provide a lift to the global economy. Labor markets in the U.S. have recovered significantly since April as lockdown measures subside and economic activity resumes. In August, the unemployment rate dropped to 8.4%, a stark contrast to the nearly 15% unemployment rate observed in April, following four consecutive months of strong hiring activity6. Some of the most impacted portions of the economy, such as the leisure and hospitality industry, are experiencing a resurgence in activity as restaurants and bars resume operations. Additionally, monetary and fiscal policy continue to provide unprecedented support for the recovery. During a recent meeting in Jackson Hole, U.S. Federal Reserve (Fed) Chair Jerome H. Powell messaged changes to the Federal Open Market Committee’s (FOMC) inflation target, shifting to an average rate as opposed to a static 2% rate7. These changes should equip the Fed with additional latitude to maintain a more accommodative environment by way of lower short-term rates for longer. The most recent dot plot, a survey of Fed target rate expectations, suggests a more supportive rate environment will persist and indicates that the FOMC’s target rate may remain near zero for the next three years. These changes will have important implications for risk assets and may provide a meaningful tailwind for capital-intensive asset classes such as real estate.

Past performance is no guarantee of future results. All metrics are based on load-waived Class A shares and do not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

FUND PERFORMANCE SINCE INCEPTION

(6/30/14 TO 8/31/20)2

Growth of a Hypothetical $10,000 Investment Since Fund Inception

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha[3]	Beta[3]
Griffin Institutional Access Real Estate Fund	37.96%	5.36%	3.12%	1.41	3.02%	0.11
Bloomberg Barclays U.S. Aggregate Bond Index	26.59%	3.90%	3.12%	0.94	3.01%	-0.01
S&P 500	102.47%	12.12%	14.11%	0.79	0.00%	1.00

Risk & Return

Past performance is no guarantee of future results. All metrics are based on load-waived Class A shares and do not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

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Commercial real estate as an asset class has performed well despite the macroeconomic volatility. Heading into 2020, fundamentals were strong, vacancy rates were at cyclical lows, and demand was outstripping supply in most markets and sectors. Market participants managed risks, such as leverage, with more prudence relative to what we experienced leading into the Global Financial Crisis. While market participants had no foresight into the pending pandemic, given the tailwinds of favorable fundamentals, institutional real estate assets were well positioned for macroeconomic volatility associated with the COVID-19 pandemic. Similar to the equity markets, we have observed dispersions in returns across sectors of the real estate market. The industrial sector is arguably benefitting the most as the demand for warehouse space to service e-commerce tenants has increased due to a more pronounced shift in consumer behavior as a result of nationwide lockdowns and social distancing guidelines. Additionally, tenants have increased inventory to avoid the supply chain disruptions experienced in the early stages of the pandemic. Multifamily, a proven performer within past periods of market volatility, has performed well through the COVID-19 pandemic, as the sector is necessity-based (housing). We have observed high collection rates within the multifamily sector and see continued opportunities within high-growth markets. As we’ve written previously, we maintain our belief that sensationalized headlines regarding remote working (work from home) and its impact on the office sector are largely overblown. It seems likely that work- from-home policies will persist even after COVID-19. However, it is helpful to remember these policies also predated the pandemic. We believe employers will still need to size their office space by peak, as opposed to average, employee attendance. This fact, coupled with a general de-densification of office space to accommodate social distancing guidelines, may make it difficult for employers to downsize their office footprint. Furthermore, as companies look to innovate and compete at a global level, we maintain that the energy of working face-to-face with coworkers cannot be replicated over video calls and people will return to the office over time. As evidence of the continuing need for office space, technology giant Facebook recently leased over 700,000 square feet of space in Manhattan and separately acquired a $350 million-plus office campus outside of Seattle. In regard to retail, it remains the most challenged of the major property types. Grocery-anchored and necessity retailers have fared the best thus far, as these property types are less impacted by lockdown measures. Within more niche sectors, both life science and government office properties have exhibited strong performance. Life sciences assets are essential to support the growth of the biotechnology industry and are attractive due to the strong demand and lack of supply for modern lab space located within technology hubs. The COVID-19 pandemic has reinforced the importance of the biotechnology industry, which we believe should continue to fuel increased demand for life sciences assets. Finally, government office, which is generally characterized by assets with long-term leases to government entities like the Federal Bureau of Investigation (FBI), can offer a stable income stream for investors which may be beneficial during periods of heightened volatility.

The Fund has maintained a relatively defensive posture since the latter half of 2019 as we prepared for what we believed might be a slowdown in economic growth. Overall, we increased the Fund’s liquidity profile, reduced equity beta, and allocated to more defensive sectors. Within the Fund’s private portfolio specifically, we have reduced exposure to private real estate equity and increased the private real estate debt allocation. We believe private debt may perform well in an environment of tepid economic growth as most of the return generated by real estate debt is driven by current coupon rather than capital appreciation. In fact, some of the best loans are made during periods where spreads are wide and capital is less abundant to borrowers. Lastly, we reduced exposure to more cyclical sectors such as office and retail in favor of multifamily, industrial, and life sciences investments.

Diversification does not eliminate the risk of experiencing investment losses.

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This active management has contributed to outperformance of the Fund’s private real estate portfolio relative NCREIF-ODCE, a core institutional private real estate index, through June 30, 2020. Further, our preference for core, well-leased, institutional real estate within the Fund’s private real estate portfolio has positioned the Fund well as demonstrated by the strong operating performance at the underlying asset level, with collection rates for the Fund’s private real estate equity portfolio exceeding that of the broader real estate market.

Alternative assets, such as real estate, can serve as an essential tool within an investor’s mixed-asset portfolio across all segments of the economic cycle. However, the importance of alternatives may become more pronounced during periods of increased uncertainty and volatility. We believe the potential benefits provided by alternatives, such as enhanced income, lower volatility relative to the broader markets, and lower correlation, may prove to play an important role in mixed-asset portfolios. The Fund is unique in that its investments are diversified across both private and public real estate markets, which allows us to take advantage of opportunities across a broader portion of the investable universe, offering investors a complete real estate solution, in our opinion8. The Fund’s private real estate portfolio provides exposure to over 3,400 properties with a gross asset value of over $219 billion as of July 1, 20205. This level of diversification may help to reduce idiosyncratic risk (asset specific) within the portfolio and may provide a stabilized return profile for investors, particularly during times of increased volatility. The Fund provides enhanced diversification through its multi-manager structure, investing in private real estate securities sponsored by over 30 institutional real estate managers that we believe are best-in-class. Accordingly, this structure allows the Fund to tactically reposition its private real estate portfolio to take advantage of evolving views on sectors or markets without the friction (expense) associated with buying and selling assets (buildings) directly.

Given that real estate is the third-largest asset class behind stocks and bonds, we believe investors should consistently maintain real estate exposure in order to properly diversify. We are generally not proponents of investors attempting to “time the markets,” however, many people ask us if current market conditions represent an attractive entry point for real estate. Based on current fundamentals, pricing levels, and the opportunity provided by the COVID-19 pandemic to “buy low,” we believe investors may be wise to consider an allocation to the asset class. Further, a recovering economy and lower cost of capital due to more accommodative Fed policies may provide a supportive environment for real estate moving forward. Finally, we believe that the Fund’s portfolio positioning, focus on high-quality assets, diversification among managers and sectors, and ability to actively manage across both public and private market opportunities may provide investors a complete real estate solution and a differentiated return profile. The benefits of the Fund’s public and private strategy can be observed in our near-term performance as the Fund has gained 161 basis points (bps) from July 1, 2020 – August 31, 20202, primarily driven by the allocation to public securities.

As always, the portfolio management team and the Fund’s team of sub-advisers, along with the underlying private fund partners, continue to work tirelessly to seek favorable risk-adjusted return opportunities across both public and private real estate markets. We appreciate your continued trust in us, and we hope that you and your families remain healthy and safe.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Portfolio Manager & Founding Partner, Griffin Institutional Access Real Estate Fund

Diversification does not eliminate the risk of experiencing investment losses.

Griffin Institutional Access Real Estate Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

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GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Coupon: The interest payment made on a debt security.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Debt security: Any security that represents loaned money that must be repaid to the lender.

Dispersion: Refers to the range of potential outcomes of investments based on historical volatility or returns.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE): An index of investment returns reporting on both a historical and current basis the results of 36 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

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IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load-waived class A share do not pay a front-end sales load/charge. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Fund’s inception date was 6/30/2014. Per the Fund’s prospectus dated February 1, 2020, the total annual expense ratio is 1.97% for Class A shares. The Adviser and Fund have entered into an expense limitation agreement until at least February 1, 2021 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 1.91% for Class A shares. The maximum sales charge is 5.75% for Class A shares. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s distribution policy is to make quarterly distributions to shareholders. A portion of the distribution includes a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www.griffincapital.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non- diversified” under the Investment Company Act of 1940 (the “1940 Act”) since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund.

6

Diversification does not eliminate the risk of experiencing investment losses. For purposes of the 1940 Act, the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”). GCA is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act, as amended. GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the 1940 Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

7

ENDNOTES

1.	Fund inception date is 6/30/14.

2.	Data source: Morningstar Direct. Performance data uses the Fund’s load-waived, Class A share (NASDAQ: GIREX) and reflects the reinvestment of dividends and other distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 5.

3.	Benchmark: S&P 500.

4.	Since the Fund’s inception on 6/30/14 through 8/31/20, the Fund has a standard deviation of 3.12%; the S&P 500 recorded a standard deviation of 14.11% over that period.

5.	Fund size based on Gross Asset Value (GAV). Fund holdings as of 7/1/20. Fund holdings are subject to change without notice. For purposes of the Investment Company Act of 1940 (the “1940 Act”), the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act.

6.	Bureau of Labor Statistics, U.S. Department of Labor.

7.	Board of Governors of the Federal Reserve System, New Economic Challenges and the Fed’s Monetary Policy Review, Chair Jerome H. Powell.

8.	The Fund is “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”) since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. For purposes of the 1940 Act, the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

GRIFFIN CAPITAL SECURITIES

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203, Member FINRA.

© 2020 Griffin Institutional Access Real Estate Fund. All rights reserved.

IU-GI853 (092320) | GFC001031 | Exp. 09.30.21

RE-IU93051W (0920)

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 29, 2020

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 29, 2020 and end on November 10, 2020. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

If you wish to tender shares, your financial professional will provide you with specific instructions. If you are unable to contact your financial professional or own shares directly and wish to tender shares you can alternatively complete the attached Repurchase Request Form.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Tuesday, November 10, 2020, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

REPURCHASE OFFER

1.        The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2.        Net Asset Value. The Fund’s NAV on September 22, 2020, of the Class A shares (GIREX) was $24.78 per share, of the Class C shares (GCREX) was $23.86 per share, of the Class I shares (GRIFX) was $25.10 per share, of the Class L shares (GLREX) was $24.60 per share and of the Class M shares (GMREX) was $24.32 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3.       Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on November 10 2020.

4.       Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on November 10, 2020 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5.        Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.        Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

7.        Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 10, 2020.

8.        Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9.        Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges Class C Shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11.       No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12.        Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Griffin Capital Advisor, LLC (the “Adviser”), CenterSquare Investment Management LLC and Aon Investments USA Inc. (the “Sub-Advisers”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, TUESDAY,

NOVEMBER 10, 2020

Regular Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. PO Box 219133 Kansas City, MO 64121-9133	Overnight Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. 430 W 7th Street Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of the Griffin Institutional Access Real Estate Fund (the “Fund”) and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

For Class C Shareholders Only: I understand that tendering Class C Shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

Name(s) of Registered Shareholders:

Account Number:
Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered:

Class A Shares (GIREX): ____ Class C Shares (GCREX): ____ Class I Shares (GRIFX): ____

Class L Shares (GLREX): ____ Class M Shares (GMREX): _____

(if tendering more than one share class, please submit a separate form for each share class)

Full Tender:	Please tender all shares in my account.
Partial Tender:	Please tender_____ shares from my account.
Dollar Amount:	Please tender enough shares to net $ __________.

PLEASE NOTE:

1.	A TENDER REQUEST THAT DOES NOT SPECIFY A FULL TENDER, A NUMBER OF SHARES TENDERED OR A DOLLAR AMOUNT TENDERED WILL BE REJECTED.
2.	Alterations to this form are prohibited and the request will be rejected.
3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account’s owner(s); or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-888-926-2688 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Account Owner Signature:
Date:
Joint Account Owner
Signature (if applicable):
Date:

GRIFFIN INSTITUTIONAL ACCESS ® REAL ESTATE FUND	FALL 2020
Investor Update

Class A Shares (NASDAQ: GIREX)
Inception Through 8/31/20 [1]
Performance[2]
Cumulative Return	37.96%
Annualized Return	5.36%
Positive Returns[2]
22 out of 24 quarters
Standard Deviation	3.12%[2]
The Fund’s Standard Deviation (a measure of volatility/risk) was 3.12%—more than four times less than the S&P 500 over the same period.[2,4]
Sharpe Ratio	1.41[2]
Alpha	3.02% [2,3]
Beta	0.11 [2,3]
Private Fund Diversification[5]
(as of 7/1/20)
Approximately $219B Gross Asset Value
3,475 investments diversified by sector, geography, and manager

Randy I. Anderson,
Ph.D., CRE

President

Griffin Capital
Asset Management
Company, LLC

Portfolio Manager &
Founding Partner
Griffin Institutional
Access Real Estate Fund

September 29, 2020

Dear Fellow Shareholders:

We are pleased to present the Fall 2020 Investor Update for Griffin Institutional Access® Real Estate Fund (the “Fund”). We greatly appreciate the support of our shareholders and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014 through August 31, 2020, the Fund’s load-waived Class A shares (NASDAQ: GIREX) generated a(n):

●	Total cumulative return of 37.96% and a 5.36% annualized return[2]
●	Sharpe ratio of 1.41 [2]
●	Standard deviation of 3.12%, which matches the standard deviation of the Bloomberg Barclays U.S. Aggregate Bond Index[2]
●	Alpha of 3.02% [2,3]
●	Beta of 0.11 [2,3]

Moving into the second half of 2020, we are focused on the velocity of the economic recovery. It appears, as of the date of this letter, that we have navigated beyond the most draconian economic scenarios as COVID-19 (coronavirus) infection rates are slowing relative to what we observed in the first half of the year, and lockdown measures are relaxing across many parts of the country. The global scientific community has focused their attention and resources on developing effective therapeutics and vaccines, which are moving through the trial and approval process at an unprecedented pace. It is widely speculated that an effective vaccine will be broadly distributed by the first half of 2021. This development will undoubtedly lead to a normalization of business activity and most likely provide a lift to the global economy. Labor markets in the U.S. have recovered significantly since April as lockdown measures subside and economic activity resumes. In August, the unemployment rate dropped to 8.4%, a stark contrast to the nearly 15% unemployment rate observed in April, following four consecutive months of strong hiring activity6. Some of the most impacted portions of the economy, such as the leisure and hospitality industry, are experiencing a resurgence in activity as restaurants and bars resume operations. Additionally, monetary and fiscal policy continue to provide unprecedented support for the recovery. During a recent meeting in Jackson Hole, U.S. Federal Reserve (Fed) Chair Jerome H. Powell messaged changes to the Federal Open Market Committee’s (FOMC) inflation target, shifting to an average rate as opposed to a static 2% rate7. These changes should equip the Fed with additional latitude to maintain a more accommodative environment by way of lower short-term rates for longer. The most recent dot plot, a survey of Fed target rate expectations, suggests a more supportive rate environment will persist and indicates that the FOMC’s target rate may remain near zero for the next three years. These changes will have important implications for risk assets and may provide a meaningful tailwind for capital-intensive asset classes such as real estate.

Past performance is no guarantee of future results. All metrics are based on load-waived Class A shares and do not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

FUND PERFORMANCE SINCE INCEPTION

(6/30/14 TO 8/31/20)2

Growth of a Hypothetical $10,000 Investment Since Fund Inception

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha[3]	Beta[3]
Griffin Institutional Access Real Estate Fund	37.96%	5.36%	3.12%	1.41	3.02%	0.11
Bloomberg Barclays U.S. Aggregate Bond Index	26.59%	3.90%	3.12%	0.94	3.01%	-0.01
S&P 500	102.47%	12.12%	14.11%	0.79	0.00%	1.00

Risk & Return

Past performance is no guarantee of future results. All metrics are based on load-waived Class A shares and do not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

Commercial real estate as an asset class has performed well despite the macroeconomic volatility. Heading into 2020, fundamentals were strong, vacancy rates were at cyclical lows, and demand was outstripping supply in most markets and sectors. Market participants managed risks, such as leverage, with more prudence relative to what we experienced leading into the Global Financial Crisis. While market participants had no foresight into the pending pandemic, given the tailwinds of favorable fundamentals, institutional real estate assets were well positioned for macroeconomic volatility associated with the COVID-19 pandemic. Similar to the equity markets, we have observed dispersions in returns across sectors of the real estate market. The industrial sector is arguably benefitting the most as the demand for warehouse space to service e-commerce tenants has increased due to a more pronounced shift in consumer behavior as a result of nationwide lockdowns and social distancing guidelines. Additionally, tenants have increased inventory to avoid the supply chain disruptions experienced in the early stages of the pandemic. Multifamily, a proven performer within past periods of market volatility, has performed well through the COVID-19 pandemic, as the sector is necessity-based (housing). We have observed high collection rates within the multifamily sector and see continued opportunities within high-growth markets. As we’ve written previously, we maintain our belief that sensationalized headlines regarding remote working (work from home) and its impact on the office sector are largely overblown. It seems likely that work- from-home policies will persist even after COVID-19. However, it is helpful to remember these policies also predated the pandemic. We believe employers will still need to size their office space by peak, as opposed to average, employee attendance. This fact, coupled with a general de-densification of office space to accommodate social distancing guidelines, may make it difficult for employers to downsize their office footprint. Furthermore, as companies look to innovate and compete at a global level, we maintain that the energy of working face-to-face with coworkers cannot be replicated over video calls and people will return to the office over time. As evidence of the continuing need for office space, technology giant Facebook recently leased over 700,000 square feet of space in Manhattan and separately acquired a $350 million-plus office campus outside of Seattle. In regard to retail, it remains the most challenged of the major property types. Grocery-anchored and necessity retailers have fared the best thus far, as these property types are less impacted by lockdown measures. Within more niche sectors, both life science and government office properties have exhibited strong performance. Life sciences assets are essential to support the growth of the biotechnology industry and are attractive due to the strong demand and lack of supply for modern lab space located within technology hubs. The COVID-19 pandemic has reinforced the importance of the biotechnology industry, which we believe should continue to fuel increased demand for life sciences assets. Finally, government office, which is generally characterized by assets with long-term leases to government entities like the Federal Bureau of Investigation (FBI), can offer a stable income stream for investors which may be beneficial during periods of heightened volatility.

The Fund has maintained a relatively defensive posture since the latter half of 2019 as we prepared for what we believed might be a slowdown in economic growth. Overall, we increased the Fund’s liquidity profile, reduced equity beta, and allocated to more defensive sectors. Within the Fund’s private portfolio specifically, we have reduced exposure to private real estate equity and increased the private real estate debt allocation. We believe private debt may perform well in an environment of tepid economic growth as most of the return generated by real estate debt is driven by current coupon rather than capital appreciation. In fact, some of the best loans are made during periods where spreads are wide and capital is less abundant to borrowers. Lastly, we reduced exposure to more cyclical sectors such as office and retail in favor of multifamily, industrial, and life sciences investments.

Diversification does not eliminate the risk of experiencing investment losses.

This active management has contributed to outperformance of the Fund’s private real estate portfolio relative NCREIF-ODCE, a core institutional private real estate index, through June 30, 2020. Further, our preference for core, well-leased, institutional real estate within the Fund’s private real estate portfolio has positioned the Fund well as demonstrated by the strong operating performance at the underlying asset level, with collection rates for the Fund’s private real estate equity portfolio exceeding that of the broader real estate market.

Alternative assets, such as real estate, can serve as an essential tool within an investor’s mixed-asset portfolio across all segments of the economic cycle. However, the importance of alternatives may become more pronounced during periods of increased uncertainty and volatility. We believe the potential benefits provided by alternatives, such as enhanced income, lower volatility relative to the broader markets, and lower correlation, may prove to play an important role in mixed-asset portfolios. The Fund is unique in that its investments are diversified across both private and public real estate markets, which allows us to take advantage of opportunities across a broader portion of the investable universe, offering investors a complete real estate solution, in our opinion8. The Fund’s private real estate portfolio provides exposure to over 3,400 properties with a gross asset value of over $219 billion as of July 1, 20205. This level of diversification may help to reduce idiosyncratic risk (asset specific) within the portfolio and may provide a stabilized return profile for investors, particularly during times of increased volatility. The Fund provides enhanced diversification through its multi-manager structure, investing in private real estate securities sponsored by over 30 institutional real estate managers that we believe are best-in-class. Accordingly, this structure allows the Fund to tactically reposition its private real estate portfolio to take advantage of evolving views on sectors or markets without the friction (expense) associated with buying and selling assets (buildings) directly.

Given that real estate is the third-largest asset class behind stocks and bonds, we believe investors should consistently maintain real estate exposure in order to properly diversify. We are generally not proponents of investors attempting to “time the markets,” however, many people ask us if current market conditions represent an attractive entry point for real estate. Based on current fundamentals, pricing levels, and the opportunity provided by the COVID-19 pandemic to “buy low,” we believe investors may be wise to consider an allocation to the asset class. Further, a recovering economy and lower cost of capital due to more accommodative Fed policies may provide a supportive environment for real estate moving forward. Finally, we believe that the Fund’s portfolio positioning, focus on high-quality assets, diversification among managers and sectors, and ability to actively manage across both public and private market opportunities may provide investors a complete real estate solution and a differentiated return profile. The benefits of the Fund’s public and private strategy can be observed in our near-term performance as the Fund has gained 161 basis points (bps) from July 1, 2020 – August 31, 20202, primarily driven by the allocation to public securities.

As always, the portfolio management team and the Fund’s team of sub-advisers, along with the underlying private fund partners, continue to work tirelessly to seek favorable risk-adjusted return opportunities across both public and private real estate markets. We appreciate your continued trust in us, and we hope that you and your families remain healthy and safe.

Sincerely,

Randy I. Anderson, Ph.D., CRE

President, Griffin Capital Asset Management Company, LLC

Portfolio Manager & Founding Partner, Griffin Institutional Access Real Estate Fund

Diversification does not eliminate the risk of experiencing investment losses.

Griffin Institutional Access Real Estate Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Coupon: The interest payment made on a debt security.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Debt security: Any security that represents loaned money that must be repaid to the lender.

Dispersion: Refers to the range of potential outcomes of investments based on historical volatility or returns.

NCREIF Fund Index – Open End Diversified Core Equity (NFI-ODCE): An index of investment returns reporting on both a historical and current basis the results of 36 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average three-month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load-waived class A share do not pay a front-end sales load/charge. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance quoted. The most recent performance is available at www.griffincapital.com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The Fund’s inception date was 6/30/2014. Per the Fund’s prospectus dated February 1, 2020, the total annual expense ratio is 1.97% for Class A shares. The Adviser and Fund have entered into an expense limitation agreement until at least February 1, 2021 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 1.91% for Class A shares. The maximum sales charge is 5.75% for Class A shares. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The Fund’s distribution policy is to make quarterly distributions to shareholders. A portion of the distribution includes a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www.griffincapital.com, and the Fund’s semi-annual or annual reports filed with the U.S. Securities and Exchange Commission (the “SEC”) for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non- diversified” under the Investment Company Act of 1940 (the “1940 Act”) since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund.

Diversification does not eliminate the risk of experiencing investment losses. For purposes of the 1940 Act, the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”). GCA is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act, as amended. GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the 1940 Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the 1940 Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

ENDNOTES

1.	Fund inception date is 6/30/14.

2.	Data source: Morningstar Direct. Performance data uses the Fund’s load-waived, Class A share (NASDAQ: GIREX) and reflects the reinvestment of dividends and other distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 5.

3.	Benchmark: S&P 500.

4.	Since the Fund’s inception on 6/30/14 through 8/31/20, the Fund has a standard deviation of 3.12%; the S&P 500 recorded a standard deviation of 14.11% over that period.

5.	Fund size based on Gross Asset Value (GAV). Fund holdings as of 7/1/20. Fund holdings are subject to change without notice. For purposes of the Investment Company Act of 1940 (the “1940 Act”), the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act.

6.	Bureau of Labor Statistics, U.S. Department of Labor.

7.	Board of Governors of the Federal Reserve System, New Economic Challenges and the Fed’s Monetary Policy Review, Chair Jerome H. Powell.

8.	The Fund is “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”) since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. For purposes of the 1940 Act, the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you own shares through a Broker/Dealer or Adviser and wish to sell your shares, please contact your financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

September 29, 2020

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on September 29, 2020 and end on November 10, 2020. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

If you wish to tender shares, your financial professional will provide you with specific instructions.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Tuesday, November 10, 2020, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

REPURCHASE OFFER

1.        The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2.        Net Asset Value. The Fund’s NAV on September 22, 2020, of the Class A shares (GIREX) was $24.78 per share, of the Class C shares (GCREX) was $23.86 per share, of the Class I shares (GRIFX) was $25.10 per share, of the Class L shares (GLREX) was $24.60 per share and of the Class M shares (GMREX) was $24.32 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3.       Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on November 10, 2020.

4.       Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on November 10, 2020 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5.        Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.        Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. With respect to any required minimum distributions from an IRA or other qualified retirement plan, it is the obligation of the shareholder to determine the amount of any such required minimum distribution and to otherwise satisfy the required minimum. In the event that shareholders tender for repurchase more than the Repurchase Offer Amount, the Fund will repurchase the shares on a pro rata basis which may result in the Fund not honoring the full amount of a required minimum distribution requested by a shareholder.

7.        Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on November 10, 2020.

8.        Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9.        Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10. Contingent Deferred Sales Charges on Class C Shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11.       No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12.        Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, Griffin Capital Advisor, LLC (the “Adviser”), CenterSquare Investment Management LLC and Aon Investments USA Inc. (the “Sub-Advisers”), DST Systems, Inc. (the “Transfer Agent”), ALPS Distributors, Inc. (the “Distributor”), nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Adviser, the Sub-Advisers, nor the Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial professional.